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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: July 15, 1997



                                   AT&T CORP.


A New York                       Commission File                 I.R.S. Employer
Corporation                         No. 1-1105                    No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400



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Form 8-K                                                              AT&T Corp.
July 15, 1997


Item 5.  Other Events.

On July 15, 1997, John R. Walter announced his resignation as Director, President and Chief Operating Officer of AT&T Corp., effective immediately.


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Form 8-K                                                              AT&T Corp.
July 15, 1997




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   AT&T CORP.



                              /s/ Marilyn J. Wasser
                              ------------------------
                              By: Marilyn J. Wasser
                                   Vice President and Secretary


July 15, 1997